UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020

Tyme Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38169	45-3864597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Pluckemin Way, Suite 103

Bedminster NJ 07921

(Address of principal executive offices, including zip code)

(212) 461-2315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TYME	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Comment – Use of Terminology

Throughout this Current Report on Form 8-K, the terms “the Company,” “we” and “our” refer to Tyme Technologies, Inc., a Delaware corporation, together with its subsidiaries (“TYME”).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2020, Ben R. Taylor gave notice of his resignation from his position as President and Chief Financial Officer of TYME for personal reasons, primarily his family’s relocation. Mr. Taylor’s resignation will be effective September 30, 2020, after which time he will serve in a consulting role with the Company until November 30, 2020. TYME’s management thanks Mr. Taylor for his many contributions to the Company and wishes him well.

In his consulting role, Mr. Taylor will provide certain financing and strategic consulting services to the Company. He will receive $30,000 per month in compensation for such services.

The Company has commenced a search for Mr. Taylor’s replacement as Chief Financial Officer. In connection with Mr. Taylor’s resignation, Barbara Galaini, 62 years old, TYME’s and Principal Accounting Officer and Corporate Controller, has been appointed acting Principal Financial Officer, to be effective on September 30, 2020. Ms. Galaini has served as the Company’s Principal Accounting Officer since August 2018 and Corporate Controller since April 2018. Before joining TYME, Ms. Galaini held various senior finance roles in the financial institutions industry , including the Chief Accounting Officer of the Americas for Avolon Holdings, a global aircraft leasing company from April 4, 2017 to April 4, 2018. Prior to that she was employed at CIT Bank for more than 25 years and served in various financial roles, including operating segment Chief Financial Officer and Senior Vice President and Controller of the company’s Transportation Finance business unit.. In addition to her biotech experience with TYME, Ms. Galaini has extensive experience in structured finance and leasing transactions, acquisition and divestitures and finance integration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tyme Technologies, Inc.

Dated: September 21, 2020	By:	/s/ James Biehl
James Biehl, Chief Legal Officer